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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-15813


           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                 MORGAN STANLEY DEAN WITTER MARKET LEADER TRUST
                            DATED OCTOBER 29, 1999


     The second paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2000, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $1 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.75% of the portion of daily net assets not exceeding $1 billion; and 0.725% of the portion of daily net assets exceeding $1 billion.



May 1, 2000